Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill

4. Goodwill

In 2008 and 2009, the Group purchased restaurant operating assets from 24 and 8 restaurants owned and operated by self-employed owners who were not affiliated with the Group, respectively, with a combination of cash and 2,800,000 ordinary shares as consideration. Such restaurant operating assets primarily consisted of used kitchen equipment and miscellaneous furniture and fixtures. The Group accounted for such purchases as business combinations due to the continuity of the revenue generating activities despite the change in management and upgrade in the renovations and services subsequent to the acquisitions. The excess of the total consideration paid over the fair value of the assets assumed was recorded as goodwill which is not tax deductible. No restaurant operating asset purchases occurred in 2010 and 2011. There was no impairment of the goodwill during the years ended December 31, 2009 and 2010. In 2011, the company closed Chongqing Xiji restaurant and the goodwill associated with the Xiji restaurant, which amounted RMB267 ($0.04 million) was written off.

	2009	2010	2011
	RMB
Goodwill as of January 1,	4,878	6,286	6,286

Consideration	3,401	—	—
Fair value of identifiable assets acquired	(1,993)	—	—
Goodwill write-off	—	—	(267)
Goodwill as of December 31	6,286	6,286	6,019